Nature of Business	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business
Nature of Business

Shopify Inc. (“Shopify” or “the Company”) was incorporated as a Canadian corporation on September 28, 2004. The Company’s mission is to make commerce better for everyone. The Company provides the leading cloud-based, multi-channel commerce platform designed for small and medium-sized businesses. Using a single interface, the Company’s merchants can design, set up and manage their business across multiple sales channels, including web and mobile storefronts, social media storefronts and physical retail locations. The Company’s platform provides merchants with a single view of their business and customers across all of their sales channels and enables them to manage products and inventory, process orders and payments, ship orders, build customer relationships and leverage analytics and reporting. The Company’s platform is engineered to enterprise-level standards and functionality while designed for simplicity and ease-of-use.

The Company’s headquarters and principal place of business are in Ottawa, Canada.

Initial Public Offering

In May 2015, the Company completed its initial public offering, or IPO, in which it issued and sold 8,855,000 Class A subordinate voting shares at a public offering price of $17.00 per share (including the 1,155,000 Class A subordinate voting shares purchased by the underwriters pursuant to the exercise of the over-allotment option). The Company received net proceeds of $136,251 after deducting underwriting discounts and commissions of $10,537 and other offering expenses of $3,747. Immediately prior to consummation of the IPO, all of the then-outstanding common shares were redesignated as an aggregate of 39,780,952 Class B multiple voting shares, and upon consummation of the IPO, all of the then-outstanding convertible preferred stock automatically converted into an aggregate of 27,159,277 Class B multiple voting shares.